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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 13, 2005

                                   ----------

                             THE EVEREST FUND, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          IOWA                        0-17555                   42-1318186
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

                              1100 NORTH 4TH STREET
                                    SUITE 143
                              FAIRFIELD, IOWA 52556
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (641) 472-5500

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         On October 13, 2005, Refco Inc. ("Refco"), the parent company of Refco LLC and Refco Capital Markets, Ltd. ("RCM") the futures commission merchant and foreign currency broker, respectively, for The Everest Fund, L.P. (the "Fund"), announced that liquidity within RCM was no longer sufficient to continue operations and that it had imposed a 15 day moratorium on all of its activities to protect the value of that business. Subsequently, Refco and certain of its subsidiaries, including RCM, filed for bankruptcy protection. Attached as
Exhibit 99.1 to this Form 8-K, and incorporated herein by reference, is a Letter to Limited Partners dated October 20, 2005 discussing these events that was distributed by the Fund on October 20, 2005.

ITEM 9.01 EXHIBITS

(c) Exhibits

EXHIBIT NO.             EXHIBIT DESCRIPTION
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   99.1                 Letter to Limited Partners dated October 20, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2005

                               THE EVEREST FUND, L.P.

                               By:  Everest Asset Management, Inc.,
                                    General Partner

                               By:   /s/ Peter Lamoureux
                                    --------------------------------------------
                                    Peter Lamoureux
                                    President, Secretary, Treasurer and Director

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                                  EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT DESCRIPTION
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   99.1        Letter to Limited Partners dated October 20, 2005